ACM GOVERNMENT OPPORTUNITY FUND

SEMI-ANNUAL REPORT
JANUARY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                          ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

March 27, 1998

Dear Shareholder:

This semi-annual report contains ACM Government Opportunity Fund investment results and market activity for the period ended January 31, 1998.

MARKET REVIEW
The U.S. bond market posted solid returns over the six month period ending January 31, 1998. Early in the period, interest rates had been relatively stable and investor demand for yield oriented securities, corporates and mortgage-backed securities (MBS), was high. In spite of strong U.S. economic growth, inflation was almost nonexistent, further increasing demand in the bond market. Toward year-end, financial turmoil which began in Southeast Asia, spilled over into other global bond markets, including the U.S. The resulting "flight to quality" spurred a year-end rally in U.S. Treasury securities while negatively impacting returns in the corporate, mortgage and non-U.S. bond sectors.

Interest rates on most maturities fell dramatically over the past six months. The decreasing likelihood that the Federal Reserve would have to raise rates to slow economic growth, coupled with the year-end rally in the Treasury market, helped push interest rates to new lows. Overall, the 30-year Treasury bond, which was yielding 6.30% at the beginning of the period, fell to 5.81% at the end of the period; 5-year note yields fell from 5.90% to 5.38%.

In most developed markets outside of the U.S., growth remained positive while inflation troughed or declined. All developed bond markets posted solid positive returns on a hedged basis. In most emerging markets, however, the long run of strong positive bond market performance was interrupted in the fourth quarter by the Asian crisis.

INVESTMENT RESULTS
For the six month period ended January 31, 1998, we are pleased to report that ACM Government Opportunity Fund returned 6.11% at net asset value (NAV) versus 4.90% for the Lehman Brothers Aggregate Bond Index. The Fund's strong performance versus the benchmark can be attributed to the Fund's U.S. holdings. The Fund's heavy exposure to the U.S. Government bond sector was the main driver of performance, along with the Fund's exposure to longer dated maturities. When the Treasury market rallied in the fourth quarter, spurred by the investor "flight to quality," the Fund was well positioned. In addition, the Fund's ownership of Government securities, both U.S. and foreign, helped mitigate the negative impact felt in most other sectors as events in Southeast Asia unfolded. For the 12 months ended January 31, 1998, your Fund also outperformed the benchmark, returning 12.97% versus 10.72% for the Lehman Brothers Aggregate Bond Index.


INVESTMENT RESULTS*
Periods Ended January 31, 1998
                                               TOTAL RETURNS
                                           6 MONTHS      12 MONTHS
                                          ---------      ---------
ACM GOVERNMENT OPPORTUNITY FUND              6.11%         12.97%
LEHMAN BROTHERS AGGREGATE BOND INDEX         4.90%         10.72%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE AS OF JANUARY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE BACKED AND ASSET BACKED SECURITIES INDICES, AND THE GOVERNMENT/CORPORATE BOND INDEX. RETURNS FOR THE FUND AND ITS COMPARATIVE INDEX INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.


ECONOMIC REVIEW
The U.S. economy continued to be fundamentally strong and grew at a solid pace over the past six months. Total growth, as measured by the Gross Domestic Product (GDP), was 3.9% annualized for the fourth quarter, following third quarter's 3.1% pace. 1997 GDP was 3.8%, the strongest growth recorded since 1988. As it has all year, the labor market remained tight and fueled economic growth. The unemployment rate remained at 4.7% in January and hovered near 20-year lows throughout most of the period. For the year, the U.S. economy created 3.2 million new jobs with over one million jobs


1


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

added in the fourth quarter alone. Inflation remained remarkably absent for this late in an expansion. Through January, producer prices were down 1.9% from year earlier levels while consumer prices posted a modest 1.6% gain for the same period.

In Europe, attention centered on which countries will qualify for European Monetary Union and at what currency level. During the period under review, growth was moderate and dominated by exports, while inflation dropped from the peak levels reached during the summer. Late in the period, the German Bundesbank raised official interest rates. This move was viewed largely as an action by the Bundesbank to assume the role of the European Central Bank. Meanwhile, Spain and Italy lowered short term rates, bringing them closer to other European levels.

In Canada, growth remained strong, inflation was stable and the Central Bank raised rates to support the weakening Canadian dollar. Meanwhile, the precarious recovery in Japan was further jeopardized by the deepening economic and financial turmoil in Asia.

Developments in Southeast Asia roiled the world's financial markets. Economic problems, which began in Thailand, quickly spread to Malaysia, Indonesia, the Philippines and South Korea. Fast growth, fueled by strong capital inflows and overvalued currencies combined to produce large external trade deficits, property and stock market bubbles, and overextended banking systems. Immediate policy responses in the affected countries were often inadequate and/or poorly articulated. This resulted in additional volatility which spread to other markets in the region and created a ripple effect felt from Japan to the U.S. and Europe. In many cases, fundamental analysis temporarily took a back seat to market psychology. However, as appropriate policy responses are implemented in the affected countries, we are confident that economic fundamentals will eventually reassert themselves.

INVESTMENT OUTLOOK
Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The economic slowing in Southeast Asia should further temper U.S. growth in the upcoming year as exports to that region curtail. Meanwhile, the recent decline in interest rates should moderate the anticipated slowing and provide stimulus to the economy to ensure continued growth. The Federal Reserve is unlikely to raise interest rates in the short term in light of the likelihood of slowing growth and the desire to keep global liquidity at high levels. Until the repercussions of events in Southeast Asia are fully understood, we expect interest rate volatility to remain elevated.

Outside of the U.S., global growth should be slower and inflation pressures should be reduced as Asia exports cheaper goods to the world and imports less from abroad. Among the major economic blocs, the greatest impact will be felt in Japan where weaker domestic demand will only be partially offset by a widening trade surplus. Economic activity in Australia and New Zealand will also be dramatically lower because of the substantial trading relationships with Asia.

In Europe, the primary theme will continue to be European Monetary Union and the convergence of interest rates across the continent. With high unemployment, low inflation and weak domestic demand, short term rates should converge around 4.0%, lower than previously expected. This should enable Italy and Spain to trim rates further.

Thank you for your continued interest and investment in ACM Government Opportunity Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President


2


PORTFOLIO OF INVESTMENTS
JANUARY 31, 1998 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-85.6%
U.S. TREASURY NOTES-37.3%
  6.25%, 10/31/01 (a)               US$           9,530     $  9,806,970
  6.50%, 5/31/02(a)                              11,250       11,721,105
  6.50%, 8/15/05 (a)                              7,950        8,419,551
  7.875%, 11/15/04 (a)                            7,000        7,927,507
  12.75%, 11/15/10(a)                             3,250        4,692,191
                                                             ------------
                                                              42,567,324

U.S. TREASURY BONDS-29.2%
  6.625%, 2/15/27(a)                              1,000        1,105,626
  8.125%, 8/15/19 (a)                             8,250       10,474,926
  10.75%, 8/15/05 (a)                             4,000        5,266,252
  14.00%, 11/15/11 (a)                           10,500       16,507,974
                                                             ------------
                                                              33,354,778

U.S. TREASURY STRIPS-13.8%
  Zero coupon, 11/15/09                           9,750        4,908,920
  Zero coupon, 5/15/15                           30,000       10,836,180
                                                             ------------
                                                              15,745,100

MORTGAGE RELATED SECURITY-5.3%
Government National
  Mortgage Association
  7.00%, 1/14/28 TBA                              6,000        6,090,000

Total U.S. Government and
  Agency Obligations
  (cost $94,087,727)                                          97,757,202

SOVEREIGN DEBT OBLIGATIONS-23.7%
AUSTRALIA-4.4%
Australian Government
  10.00%, 10/15/07                  AU$           5,600        4,995,746

GERMANY-2.7%
Deutschland Republic
  8.00%, 7/22/02                    DEM           5,000        3,116,283

NEW ZEALAND-4.6%
International Bank for
  Reconstruction and Development
  Zero coupon, 8/20/07              NZ$           7,700        2,367,948
New Zealand Government
  8.00%, 11/15/06                                 4,500        2,848,919
                                                             ------------
                                                               5,216,867

NORWAY-3.0%
Norwegian Government
  9.00%, 1/31/99                    NOK          25,000        3,445,888

RUSSIA-1.7%
Russia - IAN FRN
  6.71875%, 12/15/15 (b)            US$           3,000        1,943,438

SOUTH AFRICA-2.0%
Development Bank of South Africa
  Zero coupon, 12/31/27             ZAR          70,000          375,734
International Bank for
  Reconstruction and Development
  Zero coupon, 12/29/17                         100,000        1,746,000
  Zero coupon, 2/17/26                           25,000          194,957
                                                             ------------
                                                               2,316,691

SWEDEN-5.3%
Swedish Government
  10.25%, 5/05/03                   SEK          40,000        6,030,686

Total Sovereign Debt Obligations
  (cost $27,437,560)                                          27,065,599

TIME DEPOSIT-5.6%
Bank of New York
  5.0625%, 2/02/98
  (cost $6,451,000)                 US$           6,451        6,451,000

TOTAL INVESTMENTS-114.9%
  (cost $127,976,287)                                        131,273,801
Other assets less liabilities-(14.9%)                        (17,068,782)

NET ASSETS-100%                                             $114,205,019


(a) Securities or portion thereof, with an aggregate market value of $75,922,102, have been segregated to collateralize forward exchange currency contracts and TBA securities.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, this security amounted to $1,943,438 or 1.7% of net assets.

     Glossary of Terms:
     FRN   -   Floating Rate Note
     IAN   -   Interest Arrears Note
     TBA   -   To Be Announced

     See notes to financial statements.


3


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $127,976,287)        $ 131,273,801
  Cash                                                                  15,062
  Receivable for investment securities sold                         14,198,451
  Interest receivable                                                2,431,030
  Other assets                                                           3,107
  Total assets                                                     147,921,451

LIABILITIES
  Payable for investment securities purchased                       33,002,247
  Net unrealized depreciation of forward exchange
    currency contracts                                                 445,868
  Advisory fee payable                                                  73,199
  Administration fee payable                                            28,522
  Accrued expenses                                                     166,596
  Total liabilities                                                 33,716,432

NET ASSETS                                                       $ 114,205,019

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     130,719
  Additional paid-in capital                                       112,964,051
  Undistributed net investment income                                  262,273
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (1,977,711)
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                      2,825,687
                                                                 $ 114,205,019

NET ASSET VALUE PER SHARE (based on 13,071,872 shares outstanding)       $8.74


See notes to financial statements.


4


STATEMENT OF OPERATIONS
SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)   ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 4,525,507

EXPENSES
  Advisory fee                                        $ 418,978
  Administrative fee                                     83,792
  Custodian                                              69,022
  Audit and legal                                        28,129
  Transfer agency                                        19,000
  Directors' fees                                        16,555
  Printing                                               11,129
  Miscellaneous                                          17,611
  Total expenses                                                       664,216
  Net investment income                                              3,861,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       1,906,081
  Net realized gain on foreign currency transactions                   698,799
  Net change in unrealized appreciation of:
    Investments                                                      1,115,737
    Foreign currency denominated assets and liabilities             (1,164,437)
  Net gain on investments and foreign currency transactions          2,556,180

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 6,417,471


See notes to financial statements.


5


STATEMENT OF CHANGES IN NET ASSETS              ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

                                                SIX MONTHS ENDED   YEAR ENDED
                                                  JAN. 31, 1998     JULY 31,
                                                   (UNAUDITED)        1997
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                            $  3,861,291   $  7,592,291
  Net realized gain on investments and
    foreign currency transactions                     2,604,880      8,956,209
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities                  (48,700)    (1,346,581)
  Net increase in net assets from operations          6,417,471     15,201,919

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                              (4,117,642)    (7,843,128)
  Total increase                                      2,299,829      7,358,791

NET ASSETS
  Beginning of year                                 111,905,190    104,546,399
  End of period (including undistributed
    net investment income of $262,273 and
    $518,624, respectively)                        $114,205,019   $111,905,190


See notes to financial statements.


6


NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998 (UNAUDITED)                    ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign investments, closed forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.


7


NOTES TO FINANCIAL STATEMENTS (CONT.)           ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS") an affiliate of the Adviser, the Fund reimburses AFS for costs related to servicing phone inquiries for the Fund. The Fund reimbursed AFS $605 during the six months ended January 31, 1998.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $53,247,043 and $53,256,182, respectively, for the six months ended January 31, 1998. There were purchases of $136,786,230 and sales of $137,402,700 of U.S. government and government agency obligations for the six months ended January 31, 1998.

At January 31, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,935,761 and gross unrealized depreciation of investments was $638,247 resulting in net unrealized appreciation of $3,297,514 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at July 31, 1997 of $2,071,084, which if not utilized will expire in 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.


8


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

At January 31, 1998, the Fund had outstanding forward exchange currency contracts as follows:


                             CONTRACT   VALUE ON       U.S. $      UNREALIZED
                              AMOUNT   ORIGINATION    CURRENT     APPRECIATION
                               (000)      DATE         VALUE     (DEPRECIATION)
                             --------  -----------   ----------  --------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
-------------------------
New Zealand Dollars,
  settling 2/13/98             6,034    $3,540,064   $3,526,274    $  (13,790)
Swedish Krona,
  settling 2/05/98            26,000     3,350,515    3,206,937      (143,578)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
-------------------------
Australian Dollars,
  settling 2/13/98             7,183     4,571,438    4,927,665      (356,227)
German Deutsche Marks,
  settling 2/18/98-4/21/98    12,834     7,175,778    7,038,160       137,618
New Zealand Dollars,
  settling 2/13/98-2/23/98    15,747     8,917,053    9,201,494      (284,441)
Swedish Krona,
  settling 2/05/98-4/21/98    77,892     9,833,555    9,619,005       214,550
                                                                   $ (445,868)


2. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying currency in determining whether the Fund has a realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price.

There were no transactions in options written for the six months ended January 31, 1998.


9


NOTES TO FINANCIAL STATEMENTS (CONT.)           ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized, of which 13,071,872 shares were outstanding at January 31, 1998. During the six months ended January 31, 1998 and the year ended July 31, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.


10


FINANCIAL HIGHLIGHTS                            ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                ENDED
                                              JANUARY 31,                              YEAR ENDED JULY 31,
                                                 1998        -------------------------------------------------------------------
                                              (UNAUDITED)       1997          1996          1995          1994          1993
                                              ------------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period            $ 8.56         $ 8.00        $ 7.92        $ 8.12        $ 9.92        $ 9.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .30            .58           .53           .59           .68           .79
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     .20            .58           .13            -0-         (.89)          .68
Net increase (decrease) in net asset
  value from operations                            .50           1.16           .66           .59          (.21)         1.47

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.32)          (.60)         (.56)         (.48)         (.68)         (.80)
Distributions from net realized gains               -0-            -0-           -0-           -0-         (.61)         (.41)
Tax return of capital distribution                  -0-            -0-         (.02)         (.31)         (.30)           -0-
Total dividends and distributions                 (.32)          (.60)         (.58)         (.79)        (1.59)        (1.21)
Net asset value, end of period                  $ 8.74         $ 8.56        $ 8.00        $ 7.92        $ 8.12        $ 9.92
Market value, end of period                     $ 8.1875       $ 7.875       $ 7.00        $ 7.50        $ 8.125       $ 9.875

TOTAL RETURN
Total investment return based on: (a)
  Market value                                    8.06%         21.95%         1.08%         2.85%        (2.66)%       14.94%
  Net asset value                                 6.11%         15.99%         9.40%         8.67%        (3.16)%       16.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $114,205       $111,905      $104,546      $103,558      $105,830      $122,500
Ratio of expenses to average net assets           1.18%(b)       1.27%         1.28%         1.18%         1.20%         1.19%
Ratio of net investment income to
  average net assets                              6.85%(b)       7.00%         6.42%         7.62%         7.50%         8.27%
Portfolio turnover rate                            151%           407%          375%          228%          297%          588%
Average commission rate paid (c)                    --         $.0501            --            --            --            --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b)  Annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


11


                                                ACM GOVERNMENT OPPORTUNITY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
THOMAS PERKINS, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
CHRISTIAN G. WILSON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(formerly The Shareholder Services Group, Inc.)
53 State Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CUSTODIAN
BANK OF NEW YORK
48 Wall Street
New York, New York 10286

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


12


ACM GOVERNMENT OPPORTUNITY FUND
Summary of General Information

THE FUND
ACM Government Opportunity Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income. Its secondary objective is capital appreciation. The Fund invests principally in U.S. Government obligations. The Fund also has the flexibility to invest its assets in securities of selected foreign governments (maximum 35%) and equity securities (maximum 20%). Additionally, the Fund may use certain other investment techniques, including options and futures contracts. The investment adviser of the Fund is Alliance Capital
Management L.P.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund Shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group, Inc. at 1-800-331-1710.

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

OPPSR